WisdomTree Trust

WisdomTree Efficient TIPS Plus Gold Fund (GDT)

(the “Fund”)

Supplement dated April 2, 2026, to the Summary Prospectus dated January 20, 2026, as supplemented (the “Summary Prospectus”), for the Fund

Effective on or about April 20, 2026 (the “Effective Date”), WisdomTree Asset Management, Inc. has contractually agreed to reduce the management fee for the Fund to 0.20% of the Fund’s average annual daily net assets. The change will not impact the Fund’s investment objective or strategy, or nature and quality of services provided to the Fund.

Current Management Fee	New Management Fee
0.30%	0.20%

Accordingly, on the Effective Date, the Fund’s Summary Prospectus is revised as described below.

•	The table under the “Fees and Expenses of the Fund” section is deleted in its entirety and replaced with the below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%[1]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[2]
Total Annual Fund Operating Expenses	0.20%[1]

[1]	The Fund’s Annual Fund Operating Expenses have been restated to reflect a decrease in the contractual management fee, as approved by the Fund’s Board of Trustees.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

•	The “Example” section is deleted in its entirety and replaced with the below.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$20	$64

*****

The changes described above are not expected to affect the nature and quality of services provided to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-GDT-0426

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